SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

Fidelity Investment Trust

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total Fee Paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

IMPORTANT

Proxy Materials

PLEASE CAST YOUR VOTE NOW!

Fidelity® Emerging Europe, Middle East, Africa (EMEA) Fund

Dear Shareholder:

A special meeting of shareholders of the Fidelity fund mentioned above will be held on April 14, 2021. The purpose of the meeting is to provide you with the opportunity to vote on an important proposal that affects the fund and your investment in it. As a shareholder, you have the opportunity to voice your opinion on the matters that affect your funds. This package contains information about the proposal and the materials to use when casting your vote.

Please read the enclosed materials and cast your vote on the proxy card(s). Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

The proposal has been carefully reviewed by the Board of Trustees. The Trustees, most of whom are not affiliated with Fidelity, are responsible for protecting your interests as a shareholder. The Trustees believe that the proposal to acquire Fidelity® Emerging Europe, Middle East, Africa (EMEA) Fund by Fidelity® Emerging Markets Fund is in the best interests of shareholders. They recommend that you vote for this proposal.

The following Q&A is provided to assist you in understanding the proposal. The proposal is described in greater detail in the enclosed proxy statement.

Voting is quick and easy. Everything you need is enclosed. To cast your vote, you may:

•	Vote your shares by visiting the web site indicated on your proxy card(s), enter the control number found on the card(s) and follow the on-line instructions,

OR

•	Vote your shares by calling the toll-free number indicated on your proxy card(s), enter the control number found on the card(s) and follow the recorded instructions,

OR

•	Vote your shares by completing the proxy card(s) enclosed in this package and returning the signed card(s) in the postage-paid envelope.

If you have any questions before you vote, please call Fidelity using the contact information applicable to your funds located in the table in the enclosed Q&A. We’ll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative.

Sincerely,

Robert A. Lawrence

Acting Chairman of the Board of Trustees

Important information to help you understand and vote on the proposal

Please read the full text of the proxy statement. Below is a brief overview of the proposal to be voted upon. Your vote is important. We appreciate you placing your trust in Fidelity and look forward to helping you achieve your financial goals.

What proposal am I being asked to vote on?

Shareholders of Fidelity® Emerging Europe, Middle East, Africa (EMEA) Fund (the fund) are being asked to vote on an Agreement and Plan of Reorganization (the Agreement) relating to the proposed acquisition of Fidelity® Emerging Europe, Middle East, Africa (EMEA) Fund by Fidelity® Emerging Markets Fund. This proposal is more fully described in the attached proxy statement.

Approval of the proposed acquisition (Reorganization) will be determined solely by approval of the shareholders of Fidelity® Emerging Europe, Middle East, Africa (EMEA) Fund.

If the Agreement is approved by fund shareholders and the related Reorganization occurs, you will become a shareholder of Fidelity® Emerging Markets Fund instead. Your fund will transfer all of its assets to Fidelity® Emerging Markets Fund in exchange solely for shares of beneficial interest of Fidelity® Emerging Markets Fund and the assumption by Fidelity® Emerging Markets Fund of your fund’s liabilities in complete liquidation of your fund.

Have the fund’s Board of Trustees approved the Reorganization?

Yes. The fund’s Board of Trustees has carefully reviewed the proposal and approved the Agreement and the Reorganization. The Board of Trustees unanimously recommends that you vote in favor of the fund’s Reorganization by approving the fund’s Agreement.

What are the reasons for and advantages of the proposed Reorganization?

We believe, and the Board of Trustees unanimously agreed, that merging the funds is in the best interests of shareholders.

The Board considered that the Reorganization will permit shareholders to pursue the same investment objective in a larger, diversified, and more successful fund.

The Board also considered that the Fidelity® Emerging Europe, Middle East, Africa (EMEA) Fund’s shareholders are expected to benefit from an expense reduction of approximately 0.24% to 0.37%, depending on class (based on actual expenses, excluding performance adjustments and acquired fund fees and expenses, if any) for the eleven months ended September 30, 2020 (although these amounts vary for the 12 months ended October 31, 2020, shown in the fees and expenses tables in this proxy statement). The Board considered that over the long-term, Fidelity® Emerging Markets Fund has out-performed Fidelity® Emerging Europe, Middle East, Africa (EMEA) Fund over all standard time periods.

And finally, the Board considered that the Reorganization will qualify as a tax-free exchange for federal income tax purposes.

For more information please refer to the section entitled “The Proposed Transaction – Reasons for the Reorganization.”

Do the funds have similar investment objectives and policies?

The funds have the same investment objective. Each fund seeks capital appreciation. Each fund’s investment objective is non-fundamental and does not require shareholder approval to change.

Although the funds have similar principal investment strategies, there are some differences of which you should be aware. A comparison of the fund’s principal investment strategies is on pages 5 of the attached proxy statement.

How will you determine the number of shares of Fidelity® Emerging Markets Fund that I will receive?

Although the number of shares you own will most likely change, the total value of your holdings will not change as a result of the Reorganization. As provided in the Agreement, Fidelity® Emerging Europe, Middle East, Africa (EMEA) Fund will distribute shares of Fidelity® Emerging Markets Fund to its shareholders so that each shareholder will receive the number of full and fractional shares of Fidelity® Emerging Markets Fund equal in value to the net asset value of shares of Fidelity® Emerging Europe, Middle East, Africa (EMEA) Fund held by such shareholder on the Closing Date.

For more information, please refer to the section entitled “The Proposed Transaction – Agreement and Plan of Reorganization.”

Who are the fund managers for each fund?

Adam Kutas is portfolio manager of Fidelity® Emerging Europe, Middle East, Africa (EMEA) Fund, which he has managed since May 2008. He also manages other funds. Since joining Fidelity Investments in 1996, Mr. Kutas has worked as a manager, research analyst, and portfolio manager.

John Dance is portfolio manager of Fidelity® Emerging Markets Fund, which he has managed since February 2019. He also manages other funds. Since joining Fidelity Investments in 2006, Mr. Dance has worked as a research analyst and portfolio manager.

John Dance, who is currently the portfolio manager of Fidelity® Emerging Markets Fund, is expected to continue to be responsible for portfolio management of the combined fund after the Reorganization.

Who will pay for the expenses associated with each Reorganization?

Fidelity® Emerging Europe, Middle East, Africa (EMEA) Fund will bear Reorganization-related costs.

Is the merger considered a taxable event for federal income tax purposes?

No. Fidelity Management & Research Company LLC (FMR) will obtain an opinion of counsel that the mergers will qualify as a tax-free Reorganization for federal income tax purposes. As a result, a shareholder’s exchange of his/her Fidelity® Emerging Europe, Middle East, Africa (EMEA) Fund shares for shares of the acquiring fund in the merger transaction will not result in recognition of gain or loss for federal income tax purposes.

The target fund will be required to distribute any net realized capital gains and any net investment income to shareholders prior to the merger closing. Any such distributions will be taxable for taxable shareholders (even if reinvested into the fund).

What if there are not enough votes to reach quorum by the scheduled shareholder meeting date or if the Reorganizations are not approved?

To facilitate receiving a sufficient number of votes, we may need to take further action. Broadridge Financial Solutions, a proxy solicitation firm, or Fidelity, may contact you by mail or telephone. Therefore, we encourage shareholders to vote as soon as they review the enclosed proxy materials to avoid additional mailings or telephone calls.

If fund shareholders do not approve the merger, FMR will consider other options including liquidating the fund.

What role does the Board play?

The Trustees serve as the fund shareholders’ representatives. Members of the Board are fiduciaries and have an obligation to serve the best interests of shareholders. In addition, the Trustees review fund performance, oversee fund activities, and review contractual arrangements with companies that provide services to the fund.

General Questions on the Proxy

Who is Broadridge Financial Solutions?

Broadridge Financial Solutions is a third party proxy vendor that has been hired to call shareholders and record proxy votes. In order to hold a shareholder meeting, quorum must be reached. If quorum is not attained, the meeting may adjourn to a future date. The trust attempts to reach shareholders via multiple mailings to remind them to cast their vote. As the meeting approaches, phone calls may be made to clients who have not yet voted their shares so that the shareholder meeting does not have to be postponed.

Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to make a call to you to solicit your vote.

How many votes am I entitled to cast?

As a shareholder, you are entitled to one vote for each dollar of net asset value you own of Fidelity® Emerging Europe, Middle East, Africa (EMEA) Fund on the record date. The record date is February 16, 2021.

How do I vote my shares?

You can vote your shares by visiting the web site indicated on your proxy card and following the on-line instructions. You may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card(s) and following the recorded instructions. In addition, you may vote by completing and signing the enclosed proxy card(s) and mailing them in the enclosed postage-paid envelope. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Fidelity at the toll-free number on your proxy card or notice.

How do I sign the proxy card?

Individual Accounts:	Shareholders should sign exactly as their names appear on the account registration shown on the card or form.

Joint Accounts:	Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.

All Other Accounts:	The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, “Ann B. Collins, Trustee.”

EMEA-PXL-0221 1.9901006.100

Form of Proxy Card: Fidelity® Emerging Europe, Middle East, Africa (EMEA) Fund

EzVoteSM(logo) Consolidated Proxy Card
This form is your EzVote Consolidated Proxy. It reflects all of your accounts registered to the same Social Security or Tax I.D. number at this address. By voting and signing the Consolidated Proxy Card, you are voting all of these accounts in the same manner as indicated on the bottom of the form.

Fidelity InvestmentsR (logo)	Vote this proxy card TODAY!

Your prompt response will save the expense

PO Box 28015 Albuquerque, NM 87125-8015	of additional mailings.

Vote by Internet, Touch-Tone Telephone, or Mail!

[Shareholder’s name and address prints here]	LOG-ON:	Vote on the Internet at www.proxyvote.com/proxy and follow the on-screen instructions.

	CALL:	To vote by phone call toll-free 1-877-296-4941 and follow the recorded instructions.

	MAIL:	Return the signed proxy card in the enclosed envelope.

(right pointing arrow prints here)	[Control Number prints here in a box]

IF VOTING THE CONSOLIDATED PROXY CARD DO NOT SIGN, DATE OR RETURN THE INDIVIDUAL BALLOTS

Please refer to the Proxy Statement discussion of each of these matters.

IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

		FOR	AGAINST	ABSTAIN
1.	To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of Fidelity® Emerging Europe, Middle East, Africa (EMEA) Fund (Fidelity EMEA Fund) to Fidelity® Emerging Markets Fund in exchange solely for corresponding shares of beneficial interest of Fidelity® Emerging Markets Fund and the assumption by Fidelity® Emerging Markets Fund of Fidelity EMEA Fund’s liabilities, in complete liquidation of Fidelity EMEA Fund.	[ ]	[ ]	[ ]

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.

Signature(s) (Title(s), if applicable) (Sign in the Box)

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person’s title.

Signature [PLEASE SIGN WITHIN BOX]	Date	[Job Number prints here]	Signature [Joint Owners]	Date

PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Robert A. Lawrence, Susan Tomasky, and William C. Coffey, or any one or more of them, attorneys, with full power of substitution, to vote all shares of the fund as indicated on this proxy card which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held virtually on April 14, 2021 at 8:00 a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Form of Proxy Card: Fidelity® Emerging Europe, Middle East, Africa (EMEA) Fund

Fidelity InvestmentsR (logo)	Vote this proxy card TODAY!

Your prompt response will save the expense

PO Box 28015 Albuquerque, NM 87125-8015	of additional mailings.

Vote by Internet, Touch-Tone Telephone, or Mail!

[Shareholder’s name and address prints here]	LOG-ON:	Vote on the Internet at www.proxyvote.com/proxy and follow the on-screen instructions.

	CALL:	To vote by phone call toll-free 1-877-296-4941 and follow the recorded instructions.

	MAIL:	Return the signed proxy card in the enclosed envelope.

[Control Number prints here in a box] [Client Code prints here]

[TRUST NAME: Prints Here]

[FUND NAME Prints Here]

Please refer to the Proxy Statement discussion of each of these matters.

IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

		FOR	AGAINST	ABSTAIN
1.	To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of Fidelity® Emerging Europe, Middle East, Africa (EMEA) Fund (Fidelity EMEA Fund) to Fidelity® Emerging Markets Fund in exchange solely for corresponding shares of beneficial interest of Fidelity® Emerging Markets Fund and the assumption by Fidelity® Emerging Markets Fund of Fidelity EMEA Fund’s liabilities, in complete liquidation of Fidelity EMEA Fund.	[ ]	[ ]	[ ]

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.

Signature(s) (Title(s), if applicable) (Sign in the Box)

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person’s title.

        Client Code Prints here

Signature [PLEASE SIGN WITHIN BOX]	Date	[Job Number prints here]	Signature [Joint Owners]	Date

PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Robert A. Lawrence, Susan Tomasky, and William C. Coffey, or any one or more of them, attorneys, with full power of substitution, to vote all shares of the fund as indicated on this proxy card which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held virtually on April 14, 2021 at 8:00 a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Your Vote is Important - Fidelity Funds Special Meeting of Shareholders

FIDELITY INSTITUTIONAL ASSET MANAGEMENT [Fund Name] Special Shareholder Meeting: [Meeting Date] Important proxy voting material is ready for your review. VOTE NOW For shareholders as of [Record Date]. Ways to Vote Call 1-800-337-3503877- Go to Proxyvote.com Vote by [Month, XX, 296-4941 20XX] 11:59 PM ET Control Number: xxxxxxxxxxxxxxxx Important Materials Letter to Shareholders, Notice of Meeting, and Proxy Statement | Prospectus

How to Vote You are able to vote through the Internet or by telephone. Your browser must support secure transactions. Please read the instructions and proxy materials carefully before voting. Contact Us—We’re Here to Help Questions: If you have questions about viewing, saving, or printing your proxy materials, call 877-208-0098, Monday through Friday 8:30 a.m.–7:00 p.m. ET. Acrobat Reader: To access the electronic proxy materials, you may need Adobe Acrobat Reader software. Visit adobe.com for a free download. Paper Format: You have a right to receive these materials in paper format. For a free paper copy of proxy materials, contact Fidelity at the toll-free telephone number listed in the electronic proxy materials. Proxy Materials by Mail: To revert back to receiving proxy materials by mail, update your preferences by logging into your account at i.fidelity.com. View the Fidelity Investments and the Fidelity Funds privacy notice. Fidelity Investments Institutional Operations Company, LLC, 100 Salem Street, Smithfield, RI 02917 913273.1.0 | FIAM-BD

Your Vote is Important - Fidelity Funds Special Meeting of Shareholders

[Fund Name]    Special Shareholder Meeting: [Meeting Date]    Important proxy voting material is ready for your review.    Vote Now! For shareholders as of [Record Date]. Ways to Vote Go to Proxyvote.com Call 877-296-4941 Vote by [Month, XX,    20XX]11:59 PM ET Control Number: xxxxxxxxxxxxxxxx Important Materials Letter to Shareholders, Notice of Meeting, and Proxy Statement | Prospectus How to Vote You are able to vote through the Internet or by telephone. Your browser must support secure transactions. Please read the instructions and proxy materials carefully before voting.

Adode® Reader® is required to view these documents. To download a free copy, go to: http://get.adobe.com/reader/. If you would like to request a paper copy of your shareholder documents at no charge, or if you have questions about this e-mail, please call your plan’s toll free number. You can also visit Fidelity NetBenefits® for more information about your benefits plan. Privacy Policy | Terms of Use To stop receiving email notification of the online availability of your proxy materials and other shareholder documents (annual reports, semiannual reports, etc.) and begin receiving paper copies via U.S. mail, log in to NetBenefits and update your mail preferences. Please do not respond to this email. This mailbox is not monitored and you will not receive a response. Fidelity Investments Institutional Operations Company, Inc., 245 Summer Street, Boston, MA 02210 893445.3.0 ©2020 FMR LLC All rights reserved.

Your Vote is Important - Fidelity Funds Special Meeting of Shareholders

[Fund Name]    Special Shareholder Meeting: [Meeting Date]    Important proxy voting material is ready for your review.    Vote Now! For shareholders as of [Record Date]. Ways to Vote Go to Proxyvote.com Call 877-296-4941 Vote by [Month, XX,    20XX]11:59 PM ET Control Number: xxxxxxxxxxxxxxxx Important Materials Letter to Shareholders, Notice of Meeting, and Proxy Statement | Prospectus How to Vote You are able to vote through the Internet or by telephone. Your browser must support secure transactions. Please read the instructions and proxy materials carefully before voting.

Contact Us—We’re Here to Help 800-544-6666 If your email software supports it, you can simply click on the above link(s). If not, you can type (or copy and paste) the Web address(es) into the address line of your Web browser. Adobe© Acrobat© Reader is needed to view these documents. If you decide you no longer want to receive shareholder reports and other documents electronically, you can change your preference to receive these documents in paper by updating your account options online. Once you change your account preference, you will start receiving shareholder reports and other documents by U.S. mail. Please note that there may be a reasonable period of time before you begin receiving paper materials. Fidelity Clearing & Custody Solutions© provides clearing, custody, or other brokerage services through National Financial Services LLC or Fidelity Brokerage Services LLC, Members NYSE, SIPC. 200 Seaport Boulevard, Boston, MA 02210 ©2019 FMR LLC. All rights reserved. 624840.7.1

Your Vote is Important - Fidelity Funds Special Meeting of Shareholders

[Fund Name]    Special Shareholder Meeting: [Meeting Date]    Important proxy voting material is ready for your review.    Vote Now! For shareholders as of [Record Date]. Ways to Vote Go to Proxyvote.com Call 877-296- Vote by [Month, XX,    4941 20XX]11:59 PM ET Control Number: xxxxxxxxxxxxxxxx Important Materials Letter to Shareholders, Notice of Meeting, and Proxy Statement | Prospectus How to Vote You are able to vote through the Internet or by telephone. Your browser must support secure transactions. Please read the instructions and proxy materials carefully before voting.

Questions?    Please contact your representative. (Note: Do not reply to this email. Any email will not be reviewed or monitored.) If your email software supports it, you can simply click on the above link(s). If not, you can type (or copy and paste) the Web address(es) into the address line of your Web browser. Adobe© Acrobat© Reader is needed to view these documents. If you decide you no longer want to receive shareholder reports and other documents electronically, you can change your preference to receive these documents in paper by updating your account options online.    Once you change your account preference, you will start receiving shareholder reports and other documents by U.S. mail. Please note that there may be a reasonable period of time before you begin receiving paper materials. This communication is a transactional/relationship message from National Financial Services LLC. Do not reply to this email message as it was automatically generated. Account(s) carried with National Financial Services LLC, Member NYSE, SIPC. 200 Seaport Boulevard, Boston, MA 02210 916449.1.0

Your Vote is Important - Fidelity Funds Special Meeting of Shareholders

[Fund Name]    Special Shareholder Meeting: [Meeting Date]    Important proxy voting material is ready for your review.    Vote Now!    For shareholders as of [Record Date]. Ways to Vote Log on to your Call 877-296-4941 Vote by [Month, XX, Fidelity Account 20XX]11:59 PM ET Control Number: xxxxxxxxxxxxxxxx Important Materials Letter to Shareholders, Notice of Meeting, and Proxy Statement | Prospectus How to Vote You are able to vote through the Internet or by telephone. Your browser must support secure transactions. Please read the instructions and proxy materials carefully before voting.

Contact Us—We’re Here to Help 800-343-3548 | Send a secure email Fidelity.com | Privacy Policy | Terms of Use To contact us about this message, please do not reply to this email. Please visit Fidelity.com/contactus to send a secure email. You are receiving this email because you have enrolled in eDelivery. If you wish to receive paper copies of these documents via U.S. mail, please log on to Fidelity.com and update your delivery preferences for Prospectuses, Financial Reports, and Other Documents. To access the document, you may need AdobeReader software. This software is available for download at no cost. Download time varies by internet connection. Fidelity Brokerage Services LLC, Member NYSE, SIPC, 900 Salem Street, Smithfield, RI 02917 674322.9.0 ©2019 FMR LLC All rights reserved.

eFail Buckslip - to be sent to a shareholder that has consented to receive proxy solicitations electronically but in attempting to deliver an e-mail failure occurred:

Dear Investor,

We were unable to notify you electronically of the Availability of Important Proxy Materials for a Fidelity fund maintained in your account(s). We attempted to send the notice to your e-mail address, as reflected on our records. That e-mail address appears to be invalid.

To correct your e-mail address, please log in to one or more of your online account(s) and follow the instructions.

If this e-mail address is correct, there may be another issue preventing the receipt of these e-mails. Here are some things you should do:

•	Confirm that your e-mail account is still active.

•	Make sure that your e-mail inbox is not full (over its capacity).

•	If you are using an e-mail address provided by your employer, make sure that you can receive e-mails from outside parties.

•	Ask your e-mail provider if it has experienced an outage in its system.

Because we were unable to send the notice to you electronically, we are sending this notice and the related Proxy Materials (enclosed) to you in paper form. You may continue to receive Proxy Materials in paper form until you provide us with a valid e-mail address.

Please read the enclosed Proxy Materials and vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

Form of
Broadridge Touch–Tone Voting Script
1–877–296–4941

Generic Greeting:
“Thank you for calling the Automated Proxy Voting Service.”
Shareholder Hears:
“You must be calling from a touch–tone telephone in order to use this system and already have read the proxy statement and made your voting decisions.”
“Press 1 if you are calling from a touch–tone telephone and have your proxy card in front of you.”
Shareholder presses “1” and hears:
“Let’s Begin.”
** If shareholder does not press anything two times they will hear after each non– response: “I have not received your response. Press 1 if you are calling from a touch–tone telephone and have your proxy card in front of you.”
** If the shareholder does not press anything a third time they will hear: “Please call back when you have your proxy card available. Thank you for calling. Good–bye.”
Enter Control Number Script - Shareholder hears:
“Please enter the control number, which is located in the box indicated by the arrow on your proxy card or notice, followed by the pound sign.”
** After pressing the number 1; if shareholder does not enter a control number after one and/or two prompts, they will hear: “I have not received your response. Please enter the control number, which is located in the box indicated by the arrow on your proxy card or notice, followed by the pound sign.”
** After pressing the number 1; if shareholder does not enter a control number after three prompts, they will hear: “Sorry, since your entry of the control number was invalid, we are not able to process your transaction at this time. You will be able to access the system again in 24 hours. We have not recorded a vote. Good–bye.”
Shareholder Enters Consolidated Control number   ☐
You have entered your EZ Vote consolidated control number. This allows you to cast one consolidated vote for all of your accounts. All accounts will be voted in the same manner based on your voting instructions. To cast a consolidated vote for all of your accounts, press 1 now. To vote each of your accounts separately, press 2 now.
If shareholder presses 1 to vote consolidated, Script goes down Voting script:
If shareholder Press 2 to vote accounts separately, shareholder will hear:
You have elected to vote each of your account separately. You will find these accounts on the subsequent pages. Please note: that each account has it’s own control number. We are now ready to accept your vote for control number { — } (control number is read). Script goes to Proposal Voting
Script goes down to Voting Script

Valid Control Number: (See “Voting” Script)

Invalid (Input 1 or 2 times) less than 16 digits: “Sorry your input was invalid”. Please enter the control number, which is located in the box indicated by the arrow on your proxy card or notice, followed by the pound sign.”

Invalid (input 1 or 2 times) more than 16 digits: “Sorry your input was invalid.” Please enter the control number, which is located in the box indicated by the arrow on your proxy card or notice, followed by the pound sign.”

Invalid control number (input 1 or 2 times): 16 digits: “Control number is invalid”. Please enter the control number, which is located in the box indicated by the arrow on your proxy card or notice, followed by the pound sign.”

Invalid Input = (Input 3 times) less than or more than 16 digits: “Sorry, since your entry of the control number was invalid, we are not able to process your transaction at this time. You will be able to access the system again in 24 hours. We have not recorded a vote. Good–bye.”

Invalid 16 digit control number (Input 3 times): “Control number is invalid. Sorry, since your entry of the control number was invalid, we are not able to process your transaction at this time. You will be able to access the system again in 24 hours. We have not recorded a vote. Good–bye.”

If shareholder calls back and tries to record a vote after Invalid Input = 3x. The following is heard: “Sorry, since your entry of the control number was invalid, we are not able to process your transaction at this time. You will be able to access the system again in 24 hours.”

Valid control number, but Shareholder has already voted: “A vote has already been recorded for this control number. If you want to change your vote, press 1, if you do not want to change your vote press 2. (See “Enter Control Number Script).

If shareholder presses 1 – shareholder is directed to the “Voting” Script

Valid control number, but Shareholder has just voted a proxy with the same proposals: “The nominees and/or proposals for this control number are the same as your last proxy vote. If you would like to vote this control number in the same manner as the previous control number, press 1. If you would like to vote this control number differently, press 2.”

If shareholder presses 1 - shareholder goes to “Completed Proposal Voting” Script #2

If shareholder presses 2 - shareholder goes to “Voting” Script

Voting:
“Press 1 to vote each item individually. You are encouraged to specify your choices by voting each item individually. However, if you do not vote each item individually, your vote will be cast as recommended by the Board of Directors. Press 2 if you will not vote on each item individually.”

If shareholder doesn’t make a selection: the first two times the shareholder hears: “I have not received your response” followed by a repeat of “Voting” Script; Upon the third non–response the shareholder hears “We have not recorded a vote - good–bye” and the call ends
Shareholder presses:
Shareholder hears: 1
“If you wish to vote for all nominees press 1. To withhold all nominees, press 2. To withhold specific nominees, press 3.”
Upon selection shareholder goes to “Nominee Vote Script” 2
Shareholder goes to “Completed Proposal Voting” Script #2
Nominee Vote Script: (Trustee election proposal)
Shareholder presses:
Shareholder hears: 1
“Proposal Voting.” Goes to “Proposal Vote Script”. 2
“Proposal Voting.” Goes to “Proposal Vote Script”. 3
“To withhold a nominee, enter the 2 digit number that is in front of the name of the nominee you wish to withhold. If you are finished, enter 00.”
After each election shareholder hears: “O.K. If you wish to withhold another nominee enter the 2 digit number that is in front of the name of the nominee you wish to withhold. If you are finished, enter 00.”
Upon entering ‘00’ shareholder goes to “Proposal Vote Script.”
(Continued and confirmed for each nominee(s)) See Confirm Options below.
Proposal Vote Script:
If there are not additional proposals, Shareholder hears:
“There are no proposals for this proxy vote.” Goes to “Completed Proposal Voting” Script 2
If there are additional proposals, Shareholder hears:
“(There are/There is)<#Proposals> (additional) proposal[s] to vote on.” Before each proposal the Shareholder will hear “We are ready to accept your vote for proposal <n>.”
The selections are:
For/Against/Abstain
For/Against
For/Abstain
For/Withhold
For/Against/Withhold
For/Against/Abstain Script:
“If you are voting for this proposal, press 1. If you are voting against this proposal press 2, If you wish to abstain press 3.”
**Based on the shareholder’s selection, the prompt will confirm their choice of [for/against/abstain]

For/Against Script:
“If you are voting for this proposal, press 1. If you are voting against this proposal press 2.”
**Based on the shareholder’s selection, the prompt will confirm their choice of [for/against].
See Confirm Options below.
For/Abstain Script:
“If you are voting for this proposal, press 1. If you wish to abstain press 2.”
**Based on the shareholder’s selection, the prompt will confirm their choice of [for/abstain].
See Confirm Options below.
For/Withhold Script:
“If you are voting for this proposal, press 1. If you wish to withhold press 2.”
**Based on the shareholder’s selection, the prompt will confirm their choice of [for/withhold].
See Confirm Options below.
For/Against/Withhold Script:
“If you are voting for this proposal, press 1. If you are voting against this proposal press 2, If you wish to withhold press 3.”
**Based on the shareholder’s selection, the prompt will confirm their choice of [for/against/withhold].
See Confirm Options below.
Completed Proposal Voting:
Script 1:         “You have completed Proposal Voting”
Script 2:         “One moment, while I log your ballot. A vote has been recorded for control number <Control Number>.”
This text will be heard following the final proposal on the voting ballot.
Confirm Options:
“Let me confirm.” [If shareholder pressed 2 in the “Voting” section to not vote each item individually he/she will hear: “You have elected to vote as the Board recommends” before the vote is summarized as detailed immediately below:
If shareholder pressed 2 in the “Voting” section to not vote each item individually, when vote is summarized, he/she will hear “No vote has been recorded {proposal #} for non applicable proposals.]

Nominee Confirmation:	[You have voted for all nominees]/ [You have voted to withhold all nominees]/ [You have voted to withhold specific nominees. You have voted to withhold nominee ## (Repeated as necessary)]

Proposal Confirmation:	“You have voted [For/Against/to Abstain from] Proposal ##.” (Repeated as necessary)

Vote Logged
Script:
Vote is sent to mainframe
“If these elections are correct, press 1. To vote again, press 2. To hear your vote again, press 3.”
If shareholder presses 1: Shareholder then goes to “Vote Another?” Script.
If shareholder presses 2: they are directed to the “Voting” Section.
If shareholder presses 3: they are directed to the “Confirmation Options” Section.
Vote Another?:
Script:
Shareholder wants to/does not want to vote on another proposal.
“If this concludes your business press 1, if you would like to vote another proxy press 2.”
If shareholder presses 1: “All of your votes have been recorded by the telephone proxy voting service. Do not mail in your proxy card. Keep it as a record of your vote. Thank you for calling. This concludes your transaction. Good–bye.”
If shareholder presses 2: Shareholder is directed to “Enter Control Number Script” Section.
Error Messages:
Auto Proxy Unavailable Error:
“We are sorry. The Automated Proxy Voting Service system is unavailable at this time. Please try your call again later.”
Meeting Date has passed:
“Sorry, the control number you entered is no longer valid.
Control number no longer valid:
“Sorry, the control number you entered is no longer valid.
Invalid Control Number entered 3 times:
“Sorry, since your entry of the Control Number was invalid we are not able to process your transaction at this time. You will be able to access the system again in 24 hours.”

FORM OF

BROADRIDGE INTERNET SCREEN SCRIPT FOR INTERNET VOTING AND NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS

SCREEN 1

[Prior to entering a control number at www.proxyvote.com/proxy, shareholder sees Screen 1]

Text – (left justified)

Proxy Vote	The most accurate,
a Broadridge service	dependable, and efficient way
to submit your proxy voting instructions online.

Text – (indented)

Enter your

Control Number to:

Bullets – (indented)

Bullet – Submit Proxy Voting Instructions

Bullet – Download shareholder materials

Input – (indented)

[box in which to enter your control number appears here]

Input – (indented)

[“Submit” button appears here]

[If shareholder clicks on “Submit” before inputting a valid control number, the following error message appears:]

The control number that was entered is not valid. Please try again. Please contact your financial institution if you continue to experience this problem.

[If shareholder clicks on “Submit” after inputting a valid control number, Screen 2 appears.]

Text – To access materials without a control number: [“Click here” link appears here] to view Proxy Materials or Information Statements for the Fidelity funds. [If shareholder clicks on “Click here”, they are taken to the Proxy Materials web page at materials.proxyvote.com.]

Text – Need [“help” link appears here] finding your Control Number? [If shareholder clicks on “help”, the information below appears.]

Text – (left justified)	Text – (centered)	Text – (right justified)

Postal Mail		E-Mail

Recipients		Recipients

Your Control Number can be found next to the label “Control Number” OR as shown in the example below.	OR	Your Control Number can be found next to the field labeled “Control Number” within the body of your email.

Image – [black arrow and box in which to enter your control number appears here]

Text – (left justified)

Proxy

Vote

a Broadridge service

Text – (right justified)

(c)1997 – [current year] Broadridge Financial Solutions, Inc.

ProxyVote and Broadridge are registered trademarks of Broadridge Financial Solutions, Inc.

CUSIP is a registered trademark of the American Bankers Association.

All other marks belong to their respective owners.

Links – (right justified) Privacy Statement Terms and Conditions

SCREEN 2 – Internet Voting Page

[Upon entering single control number in Screen 1, shareholder sees Screen 2]

Text – (left justified in Grey Banner)

[TRUST NAME]:

[FUND NAME]

Text – (right justified)

[YYYY] [year of shareholder meeting appears here] Special Meeting of Shareholders

[DAY, MONTH DD, YYYY] [initial or subsequent adjourned meeting date appears here]

Text – (left justified)

Proxy Voting Instructions

Make your selection below.

[If shareholder has voted and goes back to Screen 2 to re-vote: Votes can be changed until voting deadline.

The voting instructions indicated below represent the most up-to-date vote information on file. Updates will occur when available.]

Text – (centered)

Active – [Not Voted/Voted]

Image – [a white and grey desktop calendar appears here]

Vote by

[Abbreviated Month. DD, YYYY] [Meeting Time] [a.m./p.m.] EST/EDT

Control #[shareholder’s control number appears here]

Text – (right justified)

Shareholder

Materials Image – [a white “?” with a black square around it appears here]

[If shareholder hovers mouse over “?”, a pop-up box with the following language appears:]

Text – (left justified)

In advance of a meeting of shareholders, the company is required to send proxy materials to all shareholders, including information in the proxy statement regarding items to be considered at the meeting.

Link – (right justified)

Image – [a white “i” with a black circle around it appears here] Grant of Proxy Authority

[If shareholder clicks on “Grant of Proxy Authority” link, a pop-up box with the following language appears:]

{If Shareholder received a Notice card the following link is shown}

Image – Envelope Icon Order a hard copy

(Links to Fulfillment section below)

Text – (left justified)

[TRUST NAME]:

[FUND NAME]

Image – (right justified)

X [button appears here]

[If shareholder clicks on “X”, Screen 2 appears.]

Text – (right justified)

Control# [shareholder’s control number appears here]

Text – (left justified)

Click the submit button to sign and submit your proxy vote and to appoint [Name of Chairman], [Name of Proxy Agent], and [Name of Independent Trustee Proxy Agent], or any one or more of them, attorneys, with full power of substitution to vote all Fund shares that you are entitled to vote.

Please “click here link appears” to print and view the voting instructions.

Link – (right justified)

Image – [a stack of papers appears here] Letter to Shareholders, Notice of

Meeting, and Proxy Statement

[If shareholder clicks on “Letter to Shareholders, Notice of Meeting, and Proxy Statement” link, a pop-up box with the proxy materials and proxy statement appears.]

Text – (left justified)

Proposal(s)

Text – (left justified)

01. [Title of proposal will be inserted].

Text – (right justified)

BOARD RECOMMENDATION: [FOR/AGAINST]

[FOR ALL/WITHHOLD ALL/VOTE INDIVIDUALLY]

[If shareholder clicks on the “VOTE INDIVIDUALLY” button, the following popup appears:

NOMINEES WILL BE VOTED “FOR” UNLESS MARKED “WITHHOLD”]

[Name of nominee for Trustee election]	[FOR][WITHHOLD]
[Name of nominee for Trustee election]	[FOR][WITHHOLD]
[Name of nominee for Trustee election]	[FOR][WITHHOLD]

02. [Title of proposal will be inserted].

Text – (right justified)

BOARD RECOMMENDATION: [FOR/AGAINST]

[FOR/AGAINST/ABSTAIN]

03. [Title of proposal will be inserted].

Text – (right justified)

BOARD RECOMMENDATION: [FOR/AGAINST]

[FOR/AGAINST/ABSTAIN]

04. [Title of proposal will be inserted].

Text – (right justified)

BOARD RECOMMENDATION: [FOR/AGAINST]

[FOR/AGAINST/ABSTAIN]

Text – (left justified)

By clicking “[Submit/Update]” I am hereby granting a proxy as defined in the

Link – (left justified) materials.

[If shareholder clicks on “materials” link, a pop-up box with the following language appears:]

Text – (left justified)

[TRUST NAME]:

[FUND NAME]

Image – (right justified)

X [button appears here]

[If shareholder clicks on “X”, Screen 2 appears.]

Text – (right justified)

Control# [shareholder’s control number appears here]

Text – (left justified)

Click the submit button to sign and submit your proxy vote and to appoint [Name of Chairman], [Name of Proxy Agent], and [Name of Independent Trustee Proxy Agent], or any one or more of them, attorneys, with full power of substitution to vote all Fund shares that you are entitled to vote.

Please “click here link appears” to print and view the voting instructions.

Links – (right justified) RESET –[SUBMIT]/[UPDATE]

[A light gray box appears with “CANCEL” when shareholders click on the “Review/Change Votes” button on the Thank You Page.]

[If shareholder clicks on “RESET” link, vote selections clear on this page.]

[If shareholder clicks on “UPDATE” link without an election selected, the following popup appears:]

Text – (left justified)

You did not vote on one or more items. If you click Submit, any items for which you have not made a selection will be voted in accordance with the recommendations as described in the meeting material.

Links – (left justified) GO BACK SUBMIT

[If shareholder clicks on “GO BACK” link, no votes are cast and the shareholder returns to the voting screen, Screen 2.]

[If shareholder clicks on “SUBMIT” link, they are taken to the Thank You page on Screen 3.]

[If shareholder clicks on “UPDATE” link with an election selected, they are taken to the Thank You page on Screen 3.]

Text – (left justified)

Proxy

Vote

a Broadridge service

Text – (right justified)

(c)1997 – [current year] Broadridge Financial Solutions, Inc.

ProxyVote and Broadridge are registered trademarks of Broadridge Financial Solutions, Inc.

CUSIP is a registered trademark of the American Bankers Association.

All other marks belong to their respective owners.

Links – (right justified) Privacy Statement Terms and Conditions

SCREEN 3 – Vote Submission Page

[Upon casting a vote by clicking either the “SUBMIT” or the “UPDATE” links on Screen 2, shareholder sees Screen 3]

Text – (left justified)

[TRUST NAME]:

[FUND NAME]

Text – (right justified)

[YYYY] [year of shareholder meeting appears here] Special Meeting of Shareholders

[DAY, MONTH DD, YYYY] [initial or subsequent adjourned meeting date appears here]

Text – (left justified)

Thank you.

Your vote has been submitted

Votes can be changed until voting deadline.

Links – REVIEW/CHANGE VOTES/PRINT ENTER ANOTHER CONTROL NUMBER

[If shareholder clicks on “REVIEW/CHANGE VOTES/PRINT” link, the initial vote election is cast and the shareholder returns to the voting screen, Screen 2.] Once Shareholder is at voting screen, PRINT button appears below the Control number. Shareholder can launch print by clicking this button. Shareholder in Screen 2 will also have the option to click a CANCEL button if they do not wish to update their vote. It will take them back to Screen 3.

[If shareholder clicks on “ENTER ANOTHER CONTROL NUMBER” link, the initial vote is cast and the shareholder returns to the initial proxy vote screen, Screen 1.]

Text – (centered)

Active – Voted

Image – [a white and grey desktop calendar appears here]

Vote by

[Abbreviated Month. DD, YYYY] [Meeting Time] [a.m./p.m.] EDT

Control #[shareholder’s control number appears here]

Text – (right justified)

Shareholder

Materials Image – [a white “?” with a black square around it appears here]

[If shareholder hovers over “?”, a pop-up box with the following language appears:]

Text – (left justified)

In advance of a meeting of shareholders, the company is required to send proxy materials to all shareholders, including information in the proxy statement regarding items to be considered at the meeting.

Link – (right justified)

Image – [a white “i” with a black circle around it appears here] Grant of Proxy Authority

[If shareholder clicks on “Grant of Proxy Authority” link, a pop-up box with the following language appears:]

Text – (left justified)

[TRUST NAME]:

[FUND NAME]

Image – (right justified)

X [button appears here]

[If shareholder clicks on “X”, Screen 3 appears.]

Text – (right justified)

Control# [shareholder’s control number appears here]

Text – (left justified)

Click the submit button to sign and submit your proxy vote and to appoint [Name of Chairman], [Name of Proxy Agent], and [Name of Independent Trustee Proxy Agent], or any one or more of them, attorneys, with full power of substitution to vote all Fund shares that you are entitled to vote.

Please “click here link appears” to print and view the voting instructions.

Link - (right justified)

Image - [a stack of papers appears here] Letter to Shareholders, Notice of

Meeting, and Proxy Statement

[If shareholder clicks on “Letter to Shareholders, Notice of Meeting, and Proxy Statement” link, a pop-up box with the proxy materials and proxy statement appears.]

[The below “other investments” table appears for edelivery shareholders that have other EZ Vote or single accounts voting on active proxy jobs. If there are no associated accounts then no tables appear]

(left justified) Vote

Other Investments

You have additional positions with Fidelity Funds. Vote or review active positions and view vote history.

VOTE INVESTMENTS

[Table shows here that lists unvoted accounts with the same TIN and email address as the control number just voted]

[table header with gray background]

Issuer	Proxy Type	Deadline	Action

[issuer name]	[type of meeting][vote cutoff date][Blue and white vote button]

REVIEW OR CHANGE VOTES

[Table shows here that lists voted accounts with the same TIN and email address as the control number just voted]

[table header with gray background]

Issuer	Proxy Type	Deadline	Action

[issuer name]	[type of meeting][vote cutoff date]Review/Change [hyperlink]

Text - (left justified)

Proxy

Vote

a Broadridge service

Text - (right justified)

(c)1997 - [current year] Broadridge Financial Solutions, Inc.

ProxyVote and Broadridge are registered trademarks of Broadridge Financial Solutions, Inc.

CUSIP is a registered trademark of the American Bankers Association.

All other marks belong to their respective owners.

Links - (right justified) Privacy Statement Terms and Conditions

FULFILLMENT REQUESTS

(If shareholder selects Order a hard copy, below box opens:. Blue box with white text)

Image: exclamation mark Please be advised that due to the COVID-19 pandemic there will be a significant delay in fulfilling requests for hard copy proxy materials. For faster service, you may order digital copies of the materials by providing your email address below.

Control # prints here

Request Additional Materials and

Voting Forms for This Meeting

Trust Name:

Fund Name prints here

YYYY {Meeting Type}

Meeting of Shareholders

DAY, MONTH DD, YYYY

Voting forms are not available if the meeting date has passed.

Radio button {Bold text} Mail a hard copy of materials for this meeting

A full set of proxy materials will be sent to the mailing address of record. There is no cost for this service.

Square box (Bold text) Mail a hard copy of materials for all future meetings.

You will receive a hard copy of shareholder materials for all future meetings associated with your account.

Radio button (Bold text) E-mail materials for this meeting.

Please send a full set of proxy materials to the e-mail address below

Enter e-mail address

Blank box is displayed

Confirm e-mail address

Blank box is displayed

Blue Button with white text NEXT

If shareholder request hard copy fulfillment and has already requested hard copy below message appears in a box outlined in red with red text:

You have a pending request on file.

Blue box with white text: NEXT

Confirmations:

Shareholder makes a new request for hard copy to be mailed:

Image: exclamation mark Please be advised that due to the COVID-19 pandemic there will be a significant delay in fulfilling requests for hard copy proxy materials. For faster service, you may order digital copies of the materials by providing your email address below.

Control # prints here

Materials

Will Be Delivered

Trust Name:

Fund Name prints here

YYYY {Meeting Type}

Meeting of Shareholders

DAY, MONTH DD, YYYY

A full set of proxy materials for this meeting will be sent to the mailing address on file.

If you would like to change your shareholder material delivery preferences for all future meetings, please click here.

(hyperlink brings shareholder back to the fulfillment request screen)

Blue box with white letters CLOSE

If shareholder requested fulfillment by e-mail

Image: exclamation mark Please be advised that due to the COVID-19 pandemic there will be a significant delay in fulfilling requests for hard copy proxy materials. For faster service, you may order digital copies of the materials by providing your email address below.

Control # prints here

Materials

Will Be Delivered

Trust Name:

Fund Name prints here

YYYY {Meeting Type}

Meeting of Shareholders

DAY, MONTH DD, YYYY

A full set of proxy materials for this meeting will be sent to

{shareholder’s email address).

If you would like to change your shareholder material delivery preferences for all future meeting, please click here.

(Hyperlink brings shareholder back to the fulfillment request screen)

Blue box with white letters: CLOSE

[If shareholder selects the option to view Proxy Materials for the Fidelity funds on Screen 1, a new window will open that presents information in the following format.]

Form Of

Proxy Materials Page

Text – (left justified)

Proxy

Vote

a Broadridge service

Text – (right justified)

Fidelity funds

Proxy Materials

Proxy Dated	Trust Name: Fund Name(s)	Link(s)
[MM, DD, YYYY][Date of Proxy Inserted here]	[Trust Name: Fund Name(s) Inserted Here]	[Links to Letter, Q&A, Notice, Proxy Statement, Prospectus, Additional Solicitation Material, and Information Statement Inserted Here, as applicable]

[MM, DD, YYYY][Date of Proxy Inserted here]	[Trust Name: Fund Name(s) Inserted Here]	[Links to Letter, Q&A, Notice, Proxy Statement, Prospectus, Additional Solicitation Material, and Information Statement Inserted Here, as applicable]

[MM, DD, YYYY][Date of Proxy Inserted here]	[Trust Name: Fund Name(s) Inserted Here]	[Links to Letter, Q&A, Notice, Proxy Statement, Prospectus, Additional Solicitation Material, and Information Statement Inserted Here, as applicable]

Text – (left justified)

Proxy

Vote

a Broadridge service

Text – (right justified)

(c)1997 – [current year] Broadridge Financial Solutions, Inc.

ProxyVote and Broadridge are registered trademarks of Broadridge Financial Solutions, Inc.

CUSIP is a registered trademark of the American Bankers Association.

All other marks belong to their respective owners.

Links – (right justified) Privacy Statement Terms and Conditions

SCREEN 1

[Prior to entering a EZ Vote Consolidated control number at www.proxyvote.com/proxy, shareholder sees Screen 1]

Text – (left justified)

Proxy Vote	The most accurate,
a Broadridge service	dependable, and efficient way
to submit your proxy voting instructions online.

Text - (indented)

Enter your

Control Number to:

Bullets - (indented)

Bullet - Submit Proxy Voting Instructions

Bullet - Download shareholder materials

Input - (indented)

[box in which to enter your control number appears here]

Input - (indented)

[“Submit” button appears here]

[If shareholder clicks on “Submit” before inputting a valid control number, the following error message appears:]

The control number that was entered is not valid. Please try again. Please contact your financial institution if you continue to experience this problem.

[If shareholder clicks on “Submit” after inputting a valid control number, Screen 2 appears.]

Text - To access materials without a control number: [“Click here” link appears here] to view Proxy Materials or Information Statements for the Fidelity funds. [If shareholder clicks on “Click here”, they are taken to the Proxy Materials web page at materials.proxyvote.com.]

Text - Need [“help” link appears here] finding your Control Number? [If shareholder clicks on “help”, the information below appears.]

Text - (left justified)	Text - (centered)	Text - (right justified)

Postal Mail		E-Mail

Recipients		Recipients

Your Control Number can be found next to the label “Control Number” OR as shown in the example below.	OR	Your Control Number can be found next to the field labeled “Control Number” within the body of your email.

Image - [black arrow and box in which to enter your control number appears here]

Text - (left justified)

Proxy

Vote

a Broadridge service

Text - (right justified)

(c)1997 - [current year] Broadridge Financial Solutions, Inc.

ProxyVote and Broadridge are registered trademarks of Broadridge Financial Solutions, Inc.

CUSIP is a registered trademark of the American Bankers Association.

All other marks belong to their respective owners.

Links - (right justified) Privacy Statement Terms and Conditions

SCREEN 2 - Internet Voting Page

[Upon entering EZ Vote consolidated control number in Screen 1, shareholder sees Screen 2]

Text - (left justified in Grey Banner)

Grey Banner - Left side is blank. No fund name appears

Text - (right justified)

[YYYY] [year of shareholder meeting appears here] Special Meeting of Shareholders

[DAY, MONTH DD, YYYY] [initial or subsequent adjourned meeting date appears here]

Text - (left justified)

Proxy Voting Instructions

Make your selection below.

Left justified tab selections:

VOTE CONSOLIDATED VOTE INDIVIDUAL BALLOT

[If shareholder has voted and goes back to Screen 2 to re-vote: Votes can be changed until voting deadline.

The voting instructions indicated below represent the most up-to-date vote information on file. Updates will occur when available.]

Text - (centered)

Active - [Not Voted/Voted]

Image - [a white and grey desktop calendar appears here]

Vote by

[Abbreviated Month. DD, YYYY] [Meeting Time] [a.m./p.m.] EST/EDT

Consolidated Control #[shareholder’s control number appears here]

Text - (right justified)

Shareholder

Materials Image - [a white “?” with a black square around it appears here]

[If shareholder hovers mouse over “?”, a pop-up box with the following language appears:]

Text - (left justified)

In advance of a meeting of shareholders, the company is required to send proxy materials to all shareholders, including information in the proxy statement regarding items to be considered at the meeting.

Link - (right justified)

Image - [a white “i” with a black circle around it appears here] Grant of Proxy Authority

[If shareholder clicks on “Grant of Proxy Authority” link, a pop-up box with the following language appears:]

{If Shareholder received a Notice card the following link is shown}

Image - Envelope Icon Order a hard copy

(Links to Fulfillment section below)

Text - (left justified)

Image - (right justified)

X [button appears here]

[If shareholder clicks on “X”, Screen 2 appears.]

Text - (right justified)

Consolidated Control # [shareholder’s control number appears here]

Text - (left justified)

Click the submit button to sign and submit your proxy vote and to appoint [Name of Chairman], [Name of Proxy Agent], and [Name of Independent Trustee Proxy Agent], or any one or more of them, attorneys, with full power of substitution to vote all Fund shares that you are entitled to vote.

Please “click here link appears” to print and view the voting instructions.

Link - (right justified)

Image - [a stack of papers appears here] Letter to Shareholders, Notice of

Meeting, and Proxy Statement

[If shareholder clicks on “Letter to Shareholders, Notice of Meeting, and Proxy Statement” link, a pop-up box with the proxy materials and proxy statement appears.]

Text - (left justified)

Proposal(s)

{NOTE: Proposals not applicable to the shareholders consolidation will appear as {proposal number} Not Applicable. No voting boxes or recommendation will appear.

Text - (left justified)

01. [Title of proposal will be inserted].

Text - (right justified)

BOARD RECOMMENDATION: [FOR/AGAINST]

[FOR ALL/WITHHOLD ALL/VOTE INDIVIDUALLY]

[If shareholder clicks on the “VOTE INDIVIDUALLY” button, the following popup appears:

NOMINEES WILL BE VOTED “FOR” UNLESS MARKED “WITHHOLD”]

[Name of nominee for Trustee election]	[FOR][WITHHOLD]
[Name of nominee for Trustee election]	[FOR][WITHHOLD]
[Name of nominee for Trustee election]	[FOR][WITHHOLD]

02. [Title of proposal will be inserted].

Text - (right justified)

BOARD RECOMMENDATION: [FOR/AGAINST]

[FOR/AGAINST/ABSTAIN]

03. [Title of proposal will be inserted].

Text - (right justified)

BOARD RECOMMENDATION: [FOR/AGAINST]

[FOR/AGAINST/ABSTAIN]

04. [Title of proposal will be inserted].

Text - (right justified)

BOARD RECOMMENDATION: [FOR/AGAINST]

[FOR/AGAINST/ABSTAIN]

Text - (left justified)

By clicking “[Submit consolidated ballot/Update]” I am hereby granting a proxy as defined in the

Link - (left justified) materials.

[If shareholder clicks on “materials” link, a pop-up box with the following language appears:]

Text - (left justified)

Image - (right justified)

X [button appears here]

[If shareholder clicks on “X”, Screen 2 appears.]

Text - (right justified)

Control# [shareholder’s control number appears here]

Text - (left justified)

Click the submit button to sign and submit your proxy vote and to appoint [Name of Chairman], [Name of Proxy Agent], and [Name of Independent Trustee Proxy Agent], or any one or more of them, attorneys, with full power of substitution to vote all Fund shares that you are entitled to vote.

Please “click here link appears” to print and view the voting instructions.

Links - (right justified) RESET - [SUBMIT CONSOLIDATED BALLOT]/[UPDATE]

[A light gray box appears with “CANCEL” when shareholders click on the “Review/Change Votes” button on the Thank You Page.]

[If shareholder clicks on “RESET” link, vote selections clear on this page.]

[If shareholder clicks on “UPDATE” link without an election selected, the following popup appears:]

Text - (left justified)

You did not vote on one or more items. If you click Submit, any items for which you have not made a selection will be voted in accordance with the recommendations as described in the meeting material.

Links - (left justified) GO BACK SUBMIT

[If shareholder clicks on “GO BACK” link, no votes are cast and the shareholder returns to the voting screen, Screen 2.]

[If shareholder clicks on “SUBMIT” link, they are taken to the Thank You page on Screen 3.]

[If shareholder clicks on “UPDATE” link with an election selected, they are taken to the Thank You page on Screen 3.]

If shareholder selects VOTE INDIVDUAL

Text - (left justified)

Below will appear for each individual account in the consolidation,

TRUST NAME:FUND NAME

Control # (Individual Control # prints here)

{NOTE: Proposals not applicable to the shareholders consolidation will appear as {proposal number} Not Applicable. No voting boxes or recommendation will appear.

Text - (left justified)

01. [Title of proposal will be inserted].

Text - (right justified)

BOARD RECOMMENDATION: [FOR/AGAINST]

[FOR ALL/WITHHOLD ALL/VOTE INDIVIDUALLY]

[If shareholder clicks on the “VOTE INDIVIDUALLY” button, the following popup appears:

NOMINEES WILL BE VOTED “FOR” UNLESS MARKED “WITHHOLD”]

[Name of nominee for Trustee election]	[FOR][WITHHOLD]
[Name of nominee for Trustee election]	[FOR][WITHHOLD]
[Name of nominee for Trustee election]	[FOR][WITHHOLD]

02. [Title of proposal will be inserted].

Text - (right justified)

BOARD RECOMMENDATION: [FOR/AGAINST]

[FOR/AGAINST/ABSTAIN]

03. [Title of proposal will be inserted].

Text - (right justified)

BOARD RECOMMENDATION: [FOR/AGAINST]

[FOR/AGAINST/ABSTAIN]

04. [Title of proposal will be inserted].

Text - (right justified)

BOARD RECOMMENDATION: [FOR/AGAINST]

[FOR/AGAINST/ABSTAIN]

Text - (left justified)

By clicking “[Submit individual ballot/Update]” I am hereby granting a proxy as defined in the

Link - (left justified) materials.

[If shareholder clicks on “materials” link, a pop-up box with the following language appears:]

Text - (left justified)

Image - (right justified)

X [button appears here]

[If shareholder clicks on “X”, Screen 2 appears.]

Text - (right justified)

Control# [shareholder’s control number appears here]

Text - (left justified)

Click the submit button to sign and submit your proxy vote and to appoint [Name of Chairman], [Name of Proxy Agent], and [Name of Independent Trustee Proxy Agent], or any one or more of them, attorneys, with full power of substitution to vote all Fund shares that you are entitled to vote.

Please “click here link appears” to print and view the voting instructions.

Links – (right justified) RESET –[SUBMIT INDIVIDUAL BALLOT]/[UPDATE]

[A light gray box appears with “CANCEL” when shareholders click on the “Review/Change Votes” button on the Thank You Page.]

[If shareholder clicks on “RESET” link, vote selections clear on this page.]

[If shareholder clicks on “UPDATE” link without an election selected, the following popup appears:]

Text – (left justified)

You did not vote on one or more items. If you click Submit, any items for which you have not made a selection will be voted in accordance with the recommendations as described in the meeting material.

Links – (left justified) GO BACK SUBMIT

[If shareholder clicks on “GO BACK” link, no votes are cast and the shareholder returns to the voting screen, Screen 2.]

[If shareholder clicks on “SUBMIT” link, they are taken to the Thank You page on Screen 3.]

[If shareholder clicks on “UPDATE” link with an election selected, they are taken to the Thank You page on Screen 3.]

Text – (left justified)

Proxy

Vote

a Broadridge service

Text – (right justified)

(c)1997 – [current year] Broadridge Financial Solutions, Inc.

ProxyVote and Broadridge are registered trademarks of Broadridge Financial Solutions, Inc.

CUSIP is a registered trademark of the American Bankers Association.

All other marks belong to their respective owners.

Links – (right justified) Privacy Statement Terms and Conditions

SCREEN 3 – Vote Submission Page

[Upon casting a vote by clicking either the “SUBMIT” or the “UPDATE” links on Screen 2, shareholder sees Screen 3]

Text - (left justified)

Text - (right justified)

[YYYY] [year of shareholder meeting appears here] Special Meeting of Shareholders

[DAY, MONTH DD, YYYY] [initial or subsequent adjourned meeting date appears here]

Text - (left justified)

Thank you.

Your vote has been submitted

Votes can be changed until voting deadline.

Links – REVIEW/CHANGE VOTES/PRINT ENTER ANOTHER CONTROL NUMBER

[If shareholder clicks on “REVIEW/CHANGE VOTES/PRINT” link, the initial vote election is cast and the shareholder returns to the voting screen, Screen 2.] Once Shareholder is at voting screen, PRINT button appears below the Control number. Shareholder can launch print by clicking this button. Shareholder in Screen 2 will also have the option to click a CANCEL button if they do not wish to update their vote. It will take them back to Screen 3.

[If shareholder clicks on “ENTER ANOTHER CONTROL NUMBER” link, the initial vote is cast and the shareholder returns to the initial proxy vote screen, Screen 1.]

Text - (centered)

Active - Voted

Image - [a white and grey desktop calendar appears here]

Vote by

[Abbreviated Month. DD, YYYY] [Meeting Time] [a.m./p.m.] EDT

Consolidated Control #[shareholder’s control number appears here]

Text - (right justified)

Shareholder

Materials Image - [a white “?” with a black square around it appears here]

[If shareholder hovers over “?”, a pop-up box with the following language appears:]

Text - (left justified)

In advance of a meeting of shareholders, the company is required to send proxy materials to all shareholders, including information in the proxy statement regarding items to be considered at the meeting.

Link - (right justified)

Image - [a white “i” with a black circle around it appears here] Grant of Proxy Authority

[If shareholder clicks on “Grant of Proxy Authority” link, a pop-up box with the following language appears:]

Text - (left justified)

Image - (right justified)

X [button appears here]

[If shareholder clicks on “X”, Screen 3 appears.]

Text - (right justified)

Control# [shareholder’s control number appears here]

Text - (left justified)

Click the submit button to sign and submit your proxy vote and to appoint [Name of Chairman], [Name of Proxy Agent], and [Name of Independent Trustee Proxy Agent], or any one or more of them, attorneys, with full power of substitution to vote all Fund shares that you are entitled to vote.

Please “click here link appears” to print and view the voting instructions.

Link - (right justified)

Image - [a stack of papers appears here] Letter to Shareholders, Notice of

Meeting, and Proxy Statement

[If shareholder clicks on “Letter to Shareholders, Notice of Meeting, and Proxy Statement” link, a pop-up box with the proxy materials and proxy statement appears.]

[The below “other investments” table appears for edelivery shareholders that have other EZ Vote or single accounts voting on active proxy jobs. If there are no associated accounts then no tables appear]

(left justified) Vote

Other Investments

You have additional positions with Fidelity Funds. Vote or review active positions and view vote history.

VOTE INVESTMENTS

[Table shows here that lists unvoted accounts with the same TIN and email address as the control number just voted]

[table header with gray background]

Issuer	Proxy Type	Deadline	Action

[issuer name]	[type of meeting][vote cutoff date][Blue and white vote button]

REVIEW OR CHANGE VOTES

[Table shows here that lists voted accounts with the same TIN and email address as the control number just voted]

[table header with gray background]

Issuer	Proxy Type	Deadline	Action

[issuer name]	[type of meeting][vote cutoff date]Review/Change [hyperlink]

Text - (left justified)

Proxy

Vote

a Broadridge service

Text - (right justified)

(c)1997 - [current year] Broadridge Financial Solutions, Inc.

ProxyVote and Broadridge are registered trademarks of Broadridge Financial Solutions, Inc.

CUSIP is a registered trademark of the American Bankers Association.

All other marks belong to their respective owners.

Links - (right justified) Privacy Statement Terms and Conditions

FULFILLMENT REQUESTS

(If shareholder selects Order a hard copy, below box opens:. Blue box with white text)

Image: exclamation mark Please be advised that due to the COVID-19 pandemic there will be a significant delay in fulfilling requests for hard copy proxy materials. For faster service, you may order digital copies of the materials by providing your email address below.

Control # prints here

Request Additional Materials and

Voting Forms for This Meeting

Trust Name:

Fund Name prints here

YYYY {Meeting Type}

Meeting of Shareholders

DAY, MONTH DD, YYYY

Voting forms are not available if the meeting date has passed.

Radio button {Bold text} Mail a hard copy of materials for this meeting

A full set of proxy materials will be sent to the mailing address of record. There is no cost for this service.

Square box (Bold text) Mail a hard copy of materials for all future meetings.

You will receive a hard copy of shareholder materials for all future meetings associated with your account.

Radio button (Bold text) E-mail materials for this meeting.

Please send a full set of proxy materials to the e-mail address below

Enter e-mail address

Blank box is displayed

Confirm e-mail address

Blank box is displayed

Blue Button with white text NEXT

If shareholder request hard copy fulfillment and has already requested hard copy below message appears in a box outlined in red with red text:

You have a pending request on file.

Blue box with white text: NEXT

Confirmations:

Shareholder makes a new request for hard copy to be mailed:

Image: exclamation mark Please be advised that due to the COVID-19 pandemic there will be a significant delay in fulfilling requests for hard copy proxy materials. For faster service, you may order digital copies of the materials by providing your email address below.

Control # prints here

Materials

Will Be Delivered

Trust Name:

Fund Name prints here

YYYY {Meeting Type}

Meeting of Shareholders

DAY, MONTH DD, YYYY

A full set of proxy materials for this meeting will be sent to the mailing address on file.

If you would like to change your shareholder material delivery preferences for all future meetings, please click here.

(hyperlink brings shareholder back to the fulfillment request screen)

Blue box with white letters CLOSE

If shareholder requested fulfillment by e-mail

Image: exclamation mark Please be advised that due to the COVID-19 pandemic there will be a significant delay in fulfilling requests for hard copy proxy materials. For faster service, you may order digital copies of the materials by providing your email address below.

Control # prints here

Materials

Will Be Delivered

Trust Name:

Fund Name prints here

YYYY {Meeting Type}

Meeting of Shareholders

DAY, MONTH DD, YYYY

A full set of proxy materials for this meeting will be sent to

{shareholder’s email address).

If you would like to change your shareholder material delivery preferences for all future meeting, please click here.

(Hyperlink brings shareholder back to the fulfillment request screen)

Blue box with white letters: CLOSE

Updated on 8/20/19 by JR

Proxy Voting Q&A posted on fidelity.com

Frequently Asked Questions

•	What is Proxy Voting?

•	When will I receive the information I need to vote?

•	How can I submit a proxy vote?

•	I consented for eDelivery of proxy materials, is it possible to receive hard copy paper materials instead?

•	I used to enter a PIN when voting proxy, why is this now no longer required?

•	I voted and I would like to change my vote, is this possible?

Q:	What is Proxy Voting?

A:

Companies regularly hold shareholder meetings to present and discuss important management decisions that may impact shareholders. Mutual funds may also hold special meetings of shareholders to seek approval of changes to fund services or policies that require shareholder approval. As a shareholder, you are entitled to vote on these important matters. You could, if you wanted, attend the shareholder meeting in person to cast your votes, or you could cast a proxy vote, which allows you to cast your vote through the mail, over the telephone, or online. This way, your vote can be counted without you having to attend the meeting in person.

Top

Q:	When will I receive the information I need to vote?

A:

A proxy statement, which provides details regarding the meeting and the management and shareholder proposals, if any, that will be voted on at the meeting, is provided to shareholders before the meeting is held. The proxy statement may be sent to you via U.S. mail or email, if you have consented to electronic delivery, or you may receive a notice linking you to a website where you can review it online.

Top

Q:	How can I submit a proxy vote?

A:

You may submit a proxy vote through U.S. mail, over the telephone, or online, based on the instructions contained in the proxy statement. Votes must be submitted prior to the close of voting in order to be counted. Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

Top

Q:	I consented for eDelivery of proxy materials, is it possible to receive hard copy paper materials instead?

A:

By consenting to eDelivery of proxy, you have agreed to online receipt of important proxy materials. To request a written copy of any Fidelity Fund proxy materials via telephone please call 877-208-0098. On the voting screen, you may also chose to change your eDelivery preferences for future proxy campaigns. Your retirement benefit plan account mail preferences for statements, prospectuses, proxies and other benefit information will apply to your Fidelity BrokerageLink(registered mark) Account. You may change this electronic delivery default for your BrokerageLinkSM account at any time by logging on to NetBenefits and updating your mail preferences.

Top

Q:	I used to enter a PIN when voting proxy, why is this now no longer required?

A:

By using Fidelity.com to access the online voting site, a secure transaction with your control number information has been established and the PIN is no longer required to securely complete this transaction.

Top

Q:	I voted and I would like to change my vote, is this possible?

A: Yes, you can vote again using the Voted link in the Action column as long as voting is still open for that holding. The latest vote cast will be recorded and the Last Action Taken date will update. If you do not complete the process of re-voting, the last vote cast remains on record.

Return to Proxy Materials	Top

620855.5.0

Updated on 8/20/19 by JR

Proxy Voting Q&A posted on institutional.fidelity.com

Learn More

•	What is Proxy Voting?

•	When will I receive the information I need to vote?

•	How can I submit a proxy vote?

•	I consented for eDelivery of proxy materials, is it possible to receive hard copy paper materials instead?

•	I used to enter a control number when voting proxy, why is this now no longer required?

•	I voted and I would like to change my vote, is this possible?

•	When can I expect to receive proxy materials?

Q: What is Proxy Voting?

A: Mutual Funds may hold special meetings of shareholders to seek approval of changes to fund services or policies that require shareholder approval. As a shareholder, you are entitled to vote on these important matters. You could, if you wanted, attend the shareholder meeting in person to cast your vote, or you could cast a proxy vote, which allows you to cast your vote through the mail, over the telephone, or online. This way, your vote can be counted without you having to attend the meeting in person.

Q: When will I receive the information I need to vote?

A: A proxy statement, which provides details regarding the meeting and the management and shareholder proposals, if any, that will be voted on at the meeting, is provided to shareholders before the meeting is held. The proxy statement may be sent to you via U.S. mail, or email, if you have consented to electronic delivery, or you may receive a notice linking you to a website where you can review it online.

Q: How can I submit a proxy vote?

A: You may submit a proxy vote through U.S. mail, over the telephone, or online, based on the instructions contained in the proxy statement. Votes must be submitted prior to the close of voting in order to be counted. Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

Q: I consented for eDelivery of proxy materials, is it possible to receive hard copy paper materials instead?

A: By consenting to eDelivery, you have agreed to online receipt of important proxy materials. You can request a written copy of the proxy materials by clicking on “Request copy of shareholder materials,” on the same screen you are prompted to vote your shares. To request a written copy of any Fidelity Advisor Fund or Fidelity Fund proxy material via telephone, please call 877-208-0098. If you would like to change your eDelivery preferences for future proxy materials, click here to update your information or change your delivery method. [if shareholder clicks on “click here” a window appears where they can change their edelivery preferences on institutional.fidelity.com.]

Q: I used to enter a control number when voting proxy, why is this now no longer required?

A: By using advisor.fidelity.com to access the online voting site, a secure transaction with your control number information has been established and the control number is no longer required to securely complete this transaction.

Q: I voted and I would like to change my vote, is this possible?

A: Yes, you can vote again using the “Voted” link in the “Action” column as long as voting is still open for that holding. The latest vote cast will be recorded and the “Last Action Taken” date will update. If you do not complete the process of re-voting, the last vote cast remains on record.